UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2005

CLICK COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	[ ]	36-4088644
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive, 52nd Floor, Chicago, Illinois  60601

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (312) 482-9006

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Click Commerce, Inc. (the “Company”) on February 10, 2005 in connection with the Company’s acquisition of Optum, Inc. (“Optum”), which was completed on February 7, 2005.  The Company's Current Report on Form 8-K dated February 10, 2005 is being amended to include information under Items 2.03 and 3.02.

Item 2.01                Acquisition or Disposition of Assets

On February 7, 2005, the Company and its wholly owned subsidiary OPT Acquisition Inc. (“OPT Acquisition”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Optum and David Simbari, as representative of Optum’s stockholders, pursuant to which the Company acquired Optum through a merger of Optum with and into OPT Acquisition (the “Merger”).  In consideration for the Merger, the Company issued 1,405,360 shares of the Company’s common stock to the stockholder’s of Optum, of which 281,072 shares of the Company’s common stock are being held by an escrow agent for certain obligations of the stockholders of Optum pursuant to the Merger Agreement, assumed approximately $4,500,000 of Optum indebtedness, and incurred various transaction-related expenses.  The shares of the Company’s common stock are expected to be registered for resale on a Registration Statement on Form S-3.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Agreement and Plan of Merger attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 2.01 of this Current Report is incorporated herein by reference.  Pursuant to the Merger Agreement, the Company assumed approximately $4,300,000 of Optum’s existing indebtedness owing to Silicon Valley Bank (the “Assumed Debt”).   Approximately $3,800,000 of the Assumed debt consists of a term loan due April 2007 with interest only payments until May 2005.  Approximately $518,000 of the Assumed debt consists of equipment financing payable in accordance with various schedules and scheduled to be paid in full in March 2007.

Item 3.02                Unregistered Sales of Equity Securities

The text set forth in Item 2.01 regarding the issuance of the Company’s common stock to the stockholders of Optum is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by Item 9.01(a).  In accordance with Item 9.01(a) of Form 8-K, such financial statements shall be filed by an amendment to this Current Report on Form 8-K no later than April 25, 2005.

(b)           Pro Forma Financial Information

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information, as required by this Item 9.01(b).  In accordance with Item 9.01(b) of Form 8-K, such financial statements shall be filed by an amendment to this Current Report on Form 8-K no later than April 25, 2005.

(c)           Exhibits

Exhibit No.	Description

99.1

Agreement and Plan of Merger, dated February 7, 2005, between Click Commerce, Inc., Opt Acquisition Inc., Optum, Inc. and David Simbari, as representative of the stockholders of Optum, Inc. (incorporated by reference to Exhibit 99.1 to Click Commerce, Inc. Form 8-K filed February 10, 2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICK COMMERCE, INC.

Date: February 14, 2005

/s/ Michael W. Nelson
Name: Michael W. Nelson
Title: Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Agreement and Plan of Merger, dated February 7, 2005, between Click Commerce, Inc., Opt Acquisition Inc., Optum, Inc. and David Simbari, as representative of the stockholders of Optum, Inc.